Net Loss per Share	12 Months Ended
Dec. 31, 2011
Net Loss per Share

16. Net Loss per Share

The following table sets forth the computation of basic and diluted net loss per share for the periods indicated:

	For the Years Ended December 31,
	2009	2010	2011	2011
	RMB	RMB	RMB	US$
Numerator:
Net income attributable to Phoenix New Media Limited	287	74,083	102,475	16,283
Accretion to convertible redeemable preferred share redemption value	(14,129)	(206,409)	(773,623)	(122,916)
Income allocation to participating preferred shares	(287)	(33,093)	(6,172)	(982)
Amortization of beneficial conversion feature	(17,138)	—	—	—

Net loss attributable to ordinary shareholders	(31,267)	(165,419)	(677,320)	(107,615)

Denominator:
Weighted average number of Class A and Class B ordinary shares outstanding—basic and diluted	321,387,913	327,045,493	519,227,660	519,227,660
Basic net loss per Class A and Class B ordinary shares	(0.10)	(0.51)	(1.30)	(0.21)
Diluted net loss per Class A and Class B ordinary shares	(0.10)	(0.51)	(1.30)	(0.21)

For the years ended December 31, 2009 and 2010, options to purchase ordinary shares and contingently issuable shares that were anti-dilutive and excluded from the calculation of diluted net loss per share were 68,322,381 and 72,485,765, respectively, and Series A convertible redeemable preferred shares that were anti-dilutive and excluded from the calculation of diluted net loss per share were 13,178,082 and 130,000,000, respectively. There were totaling 26,968,162 options to purchase ordinary shares and contingently issuable shares, 48,794,521 Series A convertible redeemable preferred shares, 9,598,955 unvested restricted shares and 4,553,447 unvested restricted shares units have been excluded from the computation of diluted loss per share for the year ended December 31, 2011 as their effects would be anti-dilutive.